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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 27, 2004


                  The Smith & Wollensky Restaurant Group, Inc.
             (Exact name of registrant as specified in its charter)




            Delaware                     001-16505               58-2350980
(State or other jurisdiction of  (Commission File Number)      (IRS Employer
         incorporation)                                      Identification No.)

             1114 First Avenue                                10021
             New York, New York                             (Zip Code)
  (Address of principal executive offices)

                                 (212) 838-2061
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously to satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02         Departure of Directors or Principal Officers; Election of
                  Directors; Appointment of Principal Officers.


On December 27, 2004, David P. Terry resigned as the Executive Vice President of The Smith & Wollensky Restaurant Group, Inc. in order to take another position within the industry. Mr. Terry's resignation will become effective as of January 14, 2005.









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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    The Smith & Wollensky Restaurant Group, Inc.


                                    By:     /s/ Alan M. Mandel
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                                            Alan M. Mandel
                                            Chief Financial Officer, Executive
                                            Vice President of Finance, Treasurer
                                            and Secretary


Date:   December 30, 2004